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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)        April 26, 2002
                                                 -------------------------------


                        WILSONS THE LEATHER EXPERTS INC.
             (Exact name of registrant as specified in its charter)



          MINNESOTA                       0-21543                 41-1839933
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)



                7401 BOONE AVE. N.
             BROOKLYN PARK, MINNESOTA                                55428
     (Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code      (763) 391-4000
                                                   -----------------------------
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ITEM 5.  OTHER EVENTS
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     Wilsons The Leather Experts Inc. announced that on April 30, 2002 it completed the sale in a private placement of 900,000 shares of newly issued Common Stock to two investors. The purchase price was $11.00 per share and resulted in net proceeds to the Company of approximately $9.9 million. The Company has also granted to one of the investors an option to buy an additional 100,000 shares of Common Stock at $11.00 per share at any time within 75 days after the closing of the initial sale. The shares of Common Stock have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States in the absence of an effective registration statement.

     The Company intends to use the net proceeds from this private placement to bolster working capital and for general corporate purposes.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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C.   Exhibits

        4.1 Common Stock Purchase Agreement dated as of April 24, 2002 by and among the Company and the purchasers identified on the signature pages thereto.

        4.2 Registration Rights Agreement dated as of April 24, 2002, by and among the Company and the investors signatory thereto.

       99.1    Press Release dated April 26, 2002.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WILSONS THE LEATHER EXPERTS INC.



Date: May 3, 2002                      By /s/ Peter G. Michielutti
                                          --------------------------------------
                                          Peter G. Michielutti
                                          Senior Vice President and
                                          Chief Financial Officer
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                                INDEX TO EXHIBITS

      Exhibit
        No.                                         Description                                    Method of Filing
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
        4.1               Common Stock Purchase Agreement dated as of April 24, 2002 by and among the Company and the purchasers identified on the
                          signature pages thereto.........................................    Electronic Transmission

        4.2               Registration Rights Agreement dated as of April 24, 2002, by
                          and among the Company and the investors signatory thereto.......    Electronic Transmission

        99.1              Press Release dated April 26, 2002..............................    Electronic Transmission

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